Supplement to the Common Class Prospectus

Credit Suisse Commodity Return Strategy Fund

The following information supersedes certain information contained in the Fund's Prospectus.

Effective January 1, 2011, the following information replaces the information set forth in the fourth paragraph under the section entitled "The Fund in Detail – The Management Firm" on Page 15 of the Fund's Prospectus:

Credit Suisse will waive fees and reimburse expenses so that the fund's annual operating expenses will not exceed 0.80% of the fund's average daily net assets for Common Class shares. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

Dated: December 6, 2010	COM-PRO-CMN-16-1210 2010-012